UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2020 ( November 17, 2020 )

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On November 17, 2020, Clovis Oncology, Inc. (the “Company”) consummated its previously announced debt exchange transaction and offering of convertible senior notes pursuant to that certain Exchange and Purchase Agreement (the “Agreement”), dated as of November 4, 2020, by and between the Company and a holder (the “Holder”) of its currently outstanding 4.50% Convertible Senior Notes due 2024 (the “Existing 2024 Notes”).

Pursuant to the Agreement, the Company issued to the Holder $50,000,000 aggregate principal amount of a new series of 4.50% Convertible Senior Notes due 2024 (the “New 2024 Notes”) at a purchase price of $1,000 per $1,000 principal amount thereof.    Certain other terms of the New 2024 Notes are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2020. The New 2024 Notes were issued pursuant to an indenture, dated as of November 17, 2020 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The descriptions of the Indenture and the New 2024 Notes are qualified in their entirety by reference to the Indenture and form of Global Note, which are filed as Exhibit 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In addition, pursuant to the Agreement, the Company issued to the Holder 15,112,848 shares of its common stock (the “Exchanged Shares”) in exchange for $64,842,000 aggregate principal amount of Existing 2024 Notes held by the Holder.

The Exchanged Shares were issued pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The New 2024 Notes were offered pursuant to the exemption provided by Section 4(a)(2) of the Securities Act.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

4.1	Indenture, dated as of November 17, 2020, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the New 2024 Notes.

4.2	Form of Global Note representing the New 2024 Notes (included as part of Exhibit 4.1)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2020

CLOVIS ONCOLOGY, INC.

By:	/s/ Paul Gross
Name:	Paul Gross
Title:	Executive Vice President and General Counsel